CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Egidio Robertiello, President of Credit Suisse Alternative Capital Long/Short Equity Institutional Fund, LLC (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  June 11, 2007               /s/ Egidio Robertiello
     ----------------------        --------------------------------------
                                   Egidio Robertiello, President
                                   (principal executive officer)

I, Edward  Poletti,  Chief  Financial  Officer and  Treasurer  of Credit  Suisse
Alternative   Capital   Long/Short   Equity   Institutional   Fund,   LLC   (the
"Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  June 11, 2007               /s/ Edward Poletti
     ----------------------        --------------------------------------
                                   Edward Poletti, Chief Financial Officer
                                   and Treasurer
                                   (principal financial officer)